UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 24, 2023

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of Class A, Class B and Class C shareholders (collectively, the “Shareholders”) of Plains GP Holdings, L.P. (“PAGP” or the “Partnership”) was held on May 24, 2023. At the annual meeting, the Shareholders considered and voted on the following matters, each of which is described in greater detail in PAGP’s Proxy Statement dated April 14, 2023 (the “Proxy Statement”): (i) the election of four Class I directors to serve on the board of directors of PAA GP Holdings LLC until the 2026 annual meeting; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and Plains All American Pipeline, L.P.’s (“PAA”) independent registered public accounting firm for the fiscal year ending December 31, 2023; and (iii) the approval, on a non-binding advisory basis, of our 2022 named executive officer compensation.

The voting results for each matter presented at the PAGP annual meeting were as follows (Note, for Items 1 and 3 below, which are considered non-routine matters, broker non-votes are not considered votes cast and have no impact on the outcome. Out of the 769,480,474 Class A, Class B and Class C shares eligible to vote on Items 1, 2 and 3, approximately 83.3%, or 640,973,888 shares, were represented in person or by proxy at the PAGP annual meeting):

1.	Class A, Class B and Class C shareholders voted on the election of four Class I directors to serve on the board of directors of PAA GP Holdings LLC until the 2026 annual meeting as follows:

Nominees	For	Withheld	Percentage of Votes Cast FOR	Broker Non-Votes
1. Willie Chiang	485,936,901	3,758,692	99.2%	151,278,295
2. Ellen DeSanctis	487,771,809	1,923,784	99.6%	151,278,295
3. Alexandra Pruner	462,953,076	26,742,517	94.5%	151,278,295
4. Larry Ziemba	484,733,703	4,961,890	99.0%	151,278,295

2.	Class A, Class B and Class C shareholders voted on the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2023 as follows:

For	Against	Abstained	Percentage of Votes Cast FOR	Broker Non-Votes
633,208,162	6,174,081	1,591,645	98.8%	-0-

3.	Class A, Class B and Class C shareholders voted on the approval, on a non-binding advisory basis, of our 2022 named executive officer compensation as follows:

For	Against	Abstained	Percentage of Votes Cast FOR	Broker Non-Votes
482,894,611	4,290,311	2,510,670	98.6%	151,278,296

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: May 26, 2023	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President, General Counsel & Secretary

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